CONTRIBUTIONS AND INVESTMENT OPTIONS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
CONTRIBUTIONS AND INVESTMENT OPTIONS	CONTRIBUTIONS AND INVESTMENT OPTIONS
A participant may contribute a percentage of his or her eligible base pay (as defined) ranging from a minimum of 1% to a maximum of 75%. The 2025 and 2024 Tredegar matching contribution was $1.00 for every $1.00 a participant contributed up to 5% each payroll period.

With the exception of participants covered under certain collective bargaining agreements, employees are automatically enrolled in the Plan with a pre-tax contribution equal to 3% of base pay invested in the age appropriate target date fund and automatically increased in the succeeding plan year until the contribution level is equal to 5% of base pay. Employees have the choice to waive automatic enrollment as well as automatic increase and contribute more or less in their choice of investment funds.

Participants direct the investment of their contributions into various investment options offered by the Plan. As of December 31, 2025, the Plan offered twenty-six (26) mutual funds, one (1) common collective trust, one (1) money market fund and a self-directed brokerage account as investment options to participants. Investments also include the Tredegar Company Stock, in which new investments are prohibited.

All employer matching contributions are allocated according to the participant's investment direction. If no selection is made, 100% is allocated to the applicable target date fund; the Plan's default funds, based on the participant's age and an estimated retirement age of 65. The Plan Sponsor may also make an additional discretionary match, to be determined by the Board. There were no such discretionary contributions for the years ended December 31, 2025 and 2024.